Exhibit 99.1

Aerojet Rocketdyne Stockholders Approve Proposed Acquisition by L3Harris

EL SEGUNDO, Calif., March 16, 2023 – Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD) (or the “Company”) announced that at a special meeting held today, its stockholders voted to approve the Company’s proposed acquisition by L3Harris Technologies (NYSE: LHX). 99.7% of votes cast were in favor of the transaction.

“We are pleased with the strong support of our stockholders for this transaction with L3Harris,” said Eileen P. Drake, CEO and President of Aerojet Rocketdyne. “Today’s stockholder approval is another milestone in the process of bringing together our two world-class organizations to accelerate innovation and strengthen competition for national security and space exploration propulsion solutions. We remain focused on completing this transaction and delivering the significant expected benefits for our employees, customers, partners and the communities in which we operate.”

The companies continue to expect to close the transaction in 2023, subject to required regulatory approvals, clearances and other customary closing conditions.

About Aerojet Rocketdyne

Aerojet Rocketdyne, a subsidiary of Aerojet Rocketdyne Holdings, Inc., is a world-recognized aerospace and defense leader that provides propulsion systems and energetics to the space, missile defense and strategic systems, and tactical systems areas, in support of domestic and international customers. For more information, visit www.Rocket.com and www.AerojetRocketdyne.com.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and Aerojet Rocketdyne cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, uncertainties as to the timing of the consummation of the transaction or whether it will be consummated at all (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), adverse effects on the market price of Aerojet Rocketdyne’s common stock and on Aerojet Rocketdyne’s operating results if the transaction is not consummated for any reason, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of Aerojet Rocketdyne’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect Aerojet Rocketdyne following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products Aerojet Rocketdyne offers as a result of changing economic or geopolitical conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of Aerojet Rocketdyne’s products; and other factors discussed under “Risk Factors” in Aerojet Rocketdyne’s Annual Report on Form 10-K filed on February 15, 2023 with the U.S. Securities and Exchange Commission.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Aerojet Rocketdyne undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

MEDIA CONTACTS

Steve Warren
Aerojet Rocketdyne
O: (703) 650-0278
Steven.Warren@rocket.com

INVESTOR CONTACTS

Aerojet Rocketdyne
O: (310) 252-8155
IR@AerojetRocketdyne.com